UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                            SCHEDULE 14C INFORMATION

      Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))

[X] Definitive Information Statement

                          The Phoenix Edge Series Fund
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

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             pursuant to Exchange Rule 0-11
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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
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         was paid previously. Identify the previous filing by registration
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


                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                               February 25, 2005

Dear Policy or Contract Owner:

         On November 29, 2004, Phoenix Variable Advisors, Inc. ("PVA"), terminated Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), as subadviser for the Phoenix-MFS Investors Growth Stock Series, a series of The Phoenix Edge Series Fund (the "Fund"). PVA and the Fund have been granted an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") that permits PVA and the Fund to hire, terminate and replace subadvisers without shareholder approval. Upon termination of MFS, PVA hired AIM Capital Management, Inc. ("AIM"), as the new subadviser for the series, and the name of the series has been changed to Phoenix-AIM Growth Series.

         Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") and their separate accounts, was invested in shares of the Phoenix-MFS Investors Growth Stock Series. As a condition of the Order, PVA and the Fund must provide you with the enclosed Information Statement to update you as to the subadvisory changes.

         If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in The Phoenix Edge Series Fund.



                                                       Sincerely,


                                                       Philip K. Polkinghorn
                                                       President

                              INFORMATION STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

         The Phoenix Edge Series Fund ("Fund") serves as an investment vehicle for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable") and Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Fund. Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix, is invested in shares of the Fund.

         The Fund is an open-end management investment company (commonly referred to as a mutual fund) registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund had 27 separate investment portfolios, including the Phoenix-MFS Investors Growth Stock Series (the "Series"), as of September 30, 2004. Phoenix Variable Advisors, Inc. ("PVA"), acts as the investment adviser to the Series, and is located at One American Row, Hartford, CT 06102.


         On November 29, 2004, PVA terminated Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), as subadviser for the Phoenix-MFS Investors Growth Stock Series. PVA and the Fund have been granted an exemptive order (the "Order") from the SEC that permits PVA and the Fund to hire, terminate and replace subadvisers without shareholder approval. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you as to these subadvisory changes. More information about the Order is provided below. This Information Statement is being sent to shareholders on or about February 25, 2005.


         WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Upon termination of MFS, PVA hired AIM Capital Management, Inc. ("AIM"), as the new subadviser for the Series. MFS's principal place of business is located at 500 Boylston Street, Boston, MA 02116. AIM's principal place of business is located at 11 Greenway Plaza, Suite 100, Houston, TX 77046.

         At a special meeting of the Fund's board of trustees (the "Board") held September 20, 2004, Management of the Fund proposed the termination of MFS as subadviser to the Phoenix-MFS Investors Growth Stock Series, with AIM replacing MFS as permitted under the Order. On November 29, 2004, the change was completed, and the Series was renamed the "Phoenix-AIM Growth Series" to reflect AIM's position as subadviser. The transaction set forth above was approved by all members of the Board except one, including a majority of the trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Fund ("Disinterested Trustees").

                                 THE TRANSACTION
                                 ---------------


         The transaction has several steps:

         o On November 29, 2004, effective at the close of business, PVA terminated MFS as subadviser to Phoenix-MFS Investors Growth Stock Series;

         o   Immediately thereafter, PVA hired AIM as the new subadviser;

         o   The name of the Series was changed to "Phoenix-AIM Growth Series";
             and

         o Subsequently, Management intends to apply for an exemptive order from the SEC allowing the future substitution of shares issued by AIM V.I. Capital Appreciation Fund for shares of the Phoenix-AIM Growth Series.

         The Fund and PVA amended its Investment Advisory Agreement dated October 29, 2001, to include the following series: Phoenix-MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series and Phoenix-MFS Value Series. MFS agreed to provide subadvisory services by an Amended and Restated Subadvisory Agreement entered into February 13, 2003 and subsequently amended by a First Amendment dated November 11, 2003 (the "Old Subadvisory Agreement").

         At a special meeting of the Board on May 11, 2004, Management recommended a number of portfolio consolidation proposals. The proposals included a number of mergers and substitutions of the Fund's series. One proposal was the termination of MFS as subadviser to the Phoenix-MFS Investors Growth Stock Series.

         At a special telephonic meeting held September 20, 2004, the Board approved the termination of the Old Subadvisory Agreement between PVA and MFS, dated February 13, 2003, to be effective at the close of business on November 29, 2004. Coinciding with the termination of MFS, the Board approved the appointment of AIM as successor subadviser for the Phoenix-MFS Investors Growth Stock Series effective November 29, 2004. The Board further approved a First Amendment dated November 29, 2004 to the Subadvisory Agreement between PVA and AIM dated September 7, 2001 (collectively, the "New Subadvisory Agreement"), adding the currently named Phoenix-MFS Investors Growth Stock Series as a Series for which AIM shall provide subadvisory services. A copy of the New Subadvisory Agreement is attached as Exhibit A. The Board also approved that the Series be renamed the "Phoenix-AIM Growth Series," as agreed upon with AIM and Management.

         Pursuant to the Order received from the SEC, PVA and the Fund may, upon approval of the Board, materially amend subadvisory agreements and hire, terminate and replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and/or replacement.

         Contractholders and policyowners who have directed the allocation of their investment to a subaccount corresponding to the Phoenix-MFS Investors Growth Stock Series have received this Information Statement, and may elect to transfer their investment into any other subaccount available through their Contracts without any restrictions on the transfer.

                          THE OLD SUBADVISORY AGREEMENT
                          -----------------------------

         The Old Subadvisory Agreement between PVA and MFS dated February 13, 2003 provided portfolio services for the Series. It was subsequently amended by a First Amendment dated November 11, 2003 which amended the code of ethics provision of the Old Subadvisory Agreement to provide automatically any written reports summarizing material or immaterial violations of the MFS Funds Statement of Policy on Personal Securities for subadvisory transactions which involve Access Persons (as defined in the MFS Code of Ethics). The First Amendment also provided for monthly fees commencing on August 1, 2003. The annual rate of fees were as follows: 0.400% for the first $500 million; 0.375% for the next $400 million; 0.350% for the next $600 million; and 0.250% for excess over $1.5 billion. These fees are the same fees being charged by AIM under the New Subadvisory Agreement.

         The old subadvisory fee was not charged directly to the Series; MFS was paid directly by PVA from its advisory fee. The advisory fees paid to PVA by the Series is 0.75% of the average daily net assets in the Series. The advisory fees paid from January 1, 2004 through November 30, 2004 was $609,867. The old subadvisory fees from January 1, 2004 through November 30, 2004 paid to MFS Investors Growth Stock Fund was $296,476. The fees paid to AIM for only one month ending December 31, 2004 was $27,897.

         Under the Old Subadvisory Agreement, MFS provided investment advisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may have owned or contemplated acquiring from time to time. All services under the Old Subadvisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         MFS had the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Board. MFS provided an investment program for the Series consistent with the Series' investment objectives based upon the development, review and adjustment of the investment policies approved from time to time by the Board and PVA in consultation with MFS. MFS agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the former subadvisory agreement.

         Unless instructed otherwise by PVA, MFS placed all orders for the purchase and sale of investments for the Series with brokers or dealers selected by MFS, which may include brokers or dealers affiliated with MFS. MFS used its best efforts to obtain the best execution of transactions at prices that were advantageous to the Series and at commission rates that were reasonable in relation to the benefits received. MFS may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to a Series or other accounts serviced by MFS. MFS may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if MFS had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for the Series and other accounts over which MFS exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Series commissions were necessarily used by MFS in managing the Series, but may have been allocated among other accounts, as appropriate.

         The Old Subadvisory Agreement between PVA and MFS remained in full force and effect only so long as its continuance had been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the Disinterested Trustees in accordance with the requirement of Section 15(c). The Old Subadvisory Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party. The Old Subadvisory Agreement was last considered and renewed by the Board November 15, 2004. Notice was given to MFS of its termination as Subadvisor effective November 29, 2004.

                          THE NEW SUBADVISORY AGREEMENT
                          -----------------------------

         The New Subadvisory Agreement between PVA and AIM consists of the original subadvisory agreement dated September 7, 2001 and the First Amendment dated November 29, 2004. The original subadvisory agreement furnished portfolio management services for the Phoenix-AIM Mid-Cap Equity Series ("Phoenix-AIM Mid-Cap"). The fee was 0.50% of the average daily net assets of Phoenix-AIM Mid-Cap. The First Amendment changed the subadvisor from MFS to AIM and renamed the Phoenix-MFS Investors Growth Stock Series to Phoenix-AIM Growth Series. The monthly fees for Phoenix-AIM Growth Series were as follows: 0.400% for the first $500 million; 0.375% for the next $400 million; 0.350% for the next $600 million; and 0.250% for excess over $1.5 billion. These fees are the same fees that were charged by MFS under the Old Subadvisory Agreement. There are no differences between the Old and New Subadvisory Agreements including fees, duration and termination provisions other than the change in subadvisors. The First Amendment dated November 29, 2004 is attached to this Information Statement as part of Exhibit A.

         The new subadvisory fee is not charged directly to the Series; AIM is paid directly by PVA from its advisory fee. The advisory fees paid to PVA by the Series is 0.75% of the average daily net assets in the Series. The advisory fees paid from December 3, 2004 through December 31, 2004 was $52,307. As compensation for its services, AIM will be entitled to receive from PVA fees calculated as a percentage of the Series' average daily net assets. The fee is calculated daily and paid monthly. The fees paid for the one month ending December 31, 2004 for Phoenix-AIM Growth Series was $27,897. The asset size of Phoenix-AIM Growth Series for the month was $82.3 million.

         AIM will provide investment subadvisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the

Series may own or contemplate acquiring from time to time. All services under the New Subadvisory Agreement must be provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         AIM will have the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Board. AIM will provide an investment program for the Series consistent with the Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA in consultation with AIM. AIM has agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the New Subadvisory Agreement

         Unless instructed otherwise by PVA, AIM will place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by AIM. AIM will use its best efforts to obtain the best execution of transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. AIM may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Series or other accounts serviced by AIM. AIM may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if AIM determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for the Series and other accounts over which AIM exercises investment discretion. Not all services or products provided by brokers or dealers that are generated with Series commissions will necessarily be used by AIM in managing the Series, but may be allocated among other accounts, as appropriate. AIM does not have a broker/dealer that passes through the Fund.

         Unless terminated, the New Subadvisory Agreement will remain in full force and effect until November 30, 2005, and thereafter only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c).

                             BOARD'S CONSIDERATIONS
                             ----------------------

         At a special meeting held on September 20, 2004, PVA presented the Trustees with a proposal to replace MFS with AIM as subadviser to the Phoenix-MFS Investors Growth Stock Series and to rename it the Phoenix-AIM Growth Series.

         The proposed was made to replace MFS as subadviser because it was felt that it would be in the best interest of shareholders. The recent performance of the Series had not been satisfactory compared to earlier performance results. Also, the relationship between MFS and the Trustees of the Fund had given the Trustees concern about the comfort they feel with the firm managing the assets of the shareholders. Third, ongoing uncertainty about the management of MFS gave the Trustees concern about the ability of the firm to achieve the performance results expected by the shareholders.

         The Trustees considered several factors presented by PVA in making their decision. The Trustees considered PVA's quantitative and qualitative evaluation of AIM's skills and abilities in managing assets pursuant to specific investment styles similar to the style of the Series. The Trustees also reviewed the relative historical performance of investment funds that AIM manages according to this style. And the Trustees also considered the nature, extent, and quality of the services to be provided by the subadviser, and whether the cost to PVA of these services would be reasonable.

         After considering all the factors presented, the Trustees agreed with the proposal for the following reasons. AIM has well-established skills and proven abilities in managing assets pursuant to specific investment styles similar to the style of the Series. The historical investment performance of other similar funds managed by AIM compares favorably with the recent performance of the Series. And the subadvisory services to be provided to PVA for the Series will be provided at a reasonable cost to PVA.

                               THE EXEMPTIVE ORDER
                               -------------------

         The Fund and PVA filed an application on September 26, 2001, and an amendment to the application on July 9, 2002, requesting an order under Section 6(c) of the 1940 Act granting an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. The Order would permit the Fund and PVA to enter into and materially amend subadvisory agreements without shareholder approval.

         On July 10, 2002, a notice of the filing of the application was issued (Investment Company Act Release No. 25655). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. No request for a hearing had been filed, and the Commission did not order a hearing.

         The SEC considered the matter and found, on the basis of the information set forth in the application, as amended, that granting the requested exemption was appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act. Therefore, pursuant to the Investment Company Act Release No. 25693 received from the SEC, PVA and the Fund could, with prior approval of the Board, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Fund. The Fund and PVA have the right to hire, terminate, and replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement.

                     DISCLOSURE REGARDING VOTING SECURITIES
                     --------------------------------------

         The shares of the Fund are not offered directly to the public. Shares of the Fund currently are offered to certain separate accounts in order to fund variable accumulation annuity contracts or variable life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company and their separate accounts. Investments in the Fund may occur only by purchasing a Contract and directing the allocation of your purchase payment(s) to the subaccount(s) corresponding to a series. The subaccounts, in turn, invest in shares of the Fund. Not all series may be offered through a particular Contract. No one person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) owns beneficially of record 5% or more of the outstanding shares of the Fund. Outstanding shares of beneficial interest of the Fund beneficially owned under a contract or policy by the Trustees or the executive officers of the Fund, as a group, is less than 1%.

                             ADDITIONAL INFORMATION
                             ----------------------

         AIM, the Fund's investment subadviser, located at 11 Greenway Plaza, Suite 100, Houston, TX, was organized in 1986, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly-owned subsidiary of A I M Advisors, Inc. ("AIM Advisors"). AIM Advisors is the investment advisor to the company's retail funds. AIM Advisors is located at 11 Greenway Plaza, Suite 100, Houston, TX. AIM Advisors is a wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. It is located at 11 Greenway Plaza, Suite 100, Houston, TX. AIM Management is a wholly-owned subsidiary of AMVESCAP PLC located at 30 Finsbury Square, London EC21 1AG England. AMVESCAP PLC and its subsidiaries are an independent global investment management group. None of the directors and officers of AIM Capital is a Trustee or officer of the Fund. There are no Fund Trustees in any material transactions, direct or indirectly, to which the subadvisor to the Fund was or is a party to the transaction. There are no financial conditions of the subadvisor that is reasonably likely to impair the financial ability of the subadvisor to fulfill its commitment to the Fund under the amended subadvisory agreement.

         The portfolio managers for the Phoenix-AIM Growth Series are Christian
A. Costanzo, portfolio manager since 2004, and have been associated with AIM and/or its affiliates since 1995. Robert J. Lloyd, portfolio manager since 2004, has been associated with AIM and/or its affiliates since 2000. From 1997 to 2000, he was a trader for American Electric Power. Bryan A. Unterhalter, portfolio manager since 2004, has been associated with AIM and/or its affiliates since 1997. Mr. Unterhalter began his investment career in 1995 as an equity trader with First Interstate Bank. Kenneth A. Zschappel, senior portfolio manager since 2004, has been associated with AIM and/or its affiliates since 1990.

         PVA is wholly owned by PM Holdings, Inc., located at One American Row, Hartford, Connecticut 06102. PM Holdings, Inc., owns 100% of PVA's voting securities. PM Holdings, Inc., is wholly owned by Phoenix Life Insurance Company, located at One American Row, Hartford, Connecticut 06102. Phoenix Life Insurance Company owns 100% of PM Holdings, Inc.'s voting securities. Phoenix Life Insurance Company is wholly owned by The Phoenix Companies, Inc., located at One American Row, Hartford, Connecticut 06102. The Phoenix Companies, Inc., owns 100% of the Phoenix Life Insurance Company's voting securities. The Fund does not have an underwriter. Phoenix Equity Planning Corporation ("PEPCO") serves as financial agent to the Fund. PEPCO is located at 56 Prospect Street, Hartford, CT 06115.

         Listed below are the names of officers or Trustees of AIM. None are directors or officers of the Fund.


               Name                                 Position                                Position
               ----                              with Subadvisor                            with Fund
                                                 ---------------                            ---------

Dawn Marie Hawley                        Director, Chief Financial                              None
11 Greenway Plaza                        Officer and Senior Vice President
Suite 100
Houston, TX  77046-1173

Mark Hurst Williamson                    Director, Chairman and President                       None
11 Greenway Plaza
Suite 100
Houston, TX  77046-1173

Kevin Michael Carome                     Director, Secretary, Senior Vice                       None
11 Greenway Plaza                        President and General Counsel
Suite 100
Houston, TX  77046-1173

Lisa Outland Brinkley                    Senior Vice  President and Chief                       None
11 Greenway Plaza                        Compliance Officer
Suite 100
Houston, TX  77046-1173

         AIM acts as an investment advisor to other mutual fund series having a similar investment objective as Phoenix-AIM Growth Series. The investment objective is long-term growth of capital and future income rather than current income. The following table identifies and states the size of such other mutual fund series and the rates of AIM's compensation. AIM has agreed to waive, reduce, or otherwise agreed to reduce its compensation under applicable contracts.

         Unaffiliated funds having similar investment objectives as Phoenix-AIM Growth Series:


           Name of Fund                            Size of Fund                              Fees Paid
           ------------                            ------------                              ---------
                                                                                      (as of February 9, 2005)

Travelers-AIM  Capital                           $238,087,121.                    Annual rate is 0.375% on all
Appreciation Portfolio                                                            net assets.

Transamerica AIM Capital                         $12,669,649.                     0.55% for the first $250
Appreciation Fund                                                                 million;
                                                                                  0.50% over $250 million; and
                                                                                  0.625% over next $150 million.

John Hancock All Cap Growth Trust                $607,979,888.                    0.45% for the first $500
                                                                                  million; and
                                                                                  0.40 % over $500 million.

                            HOUSEHOLDING OF MATERIALS
                            -------------------------

         The Fund sent only one copy of this Informational Statement and the semi-annual and annual reports to those households in which multiple shareholders shared the same address unless the Fund received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Fund and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Phoenix Variable Products Mail Operations by calling (800) 541-0171, or write to Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027. If you share the same address as multiple shareholders and would like the Fund to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Phoenix Variable Products Mail Operations at the above phone number or post office address.

                           FUTURE SHAREHOLDER MEETINGS
                           ---------------------------

         As a Massachusetts business trust, the Fund does not hold shareholder meetings unless required by the 1940 Act. The Fund relied upon an Order from the SEC to terminate MFS as subadviser to the Series without a shareholder meeting. The Fund does not anticipate holding a meeting of shareholders in 2004. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

         Matthew A. Swendiman
         Phoenix Life Insurance Company
         One American Row
         P.O. Box 5056
         Hartford, CT 06102-5056

         Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                            By Order of the Board of Trustees,


                                            MATTHEW A. SWENDIMAN
                                            Secretary

Hartford, Connecticut
February 25, 2005

                                                                      EXHIBIT A


                               FIRST AMENDMENT TO
                              SUBADVISORY AGREEMENT
                          THE PHOENIX EDGE SERIES FUND

         THIS FIRST AMENDMENT made as of this 29th day of November, 2004 ("First Amendment") amends that Subadvisory Agreement dated September 7, 2001, by and between AIM Capital Management, Inc., a Texas corporation having a place of business located at 11 Greenway Plaza, 23rd Floor, Houston, Texas 77046 ("Subadviser"), and Phoenix Variable Advisors, Inc., a Delaware corporation having a place of business located at One American Row, Hartford, Connecticut 06102-5056 ("Adviser").

                              W I T N E S S E T H:

         WHEREAS, Adviser and Subadviser are parties to that certain Subadvisory Agreement dated September 7, 2001 (the "Agreement"), pursuant to which Sub adviser currently furnishes portfolio management services for the Phoenix-AIM Mid Cap Equity Series of The Phoenix Edge Series Fund (the "Fund");

         WHEREAS, the parties mutually desire to amend the Agreement and agree this Amendment will be effective as of November 29, 2004; and

         WHEREAS, under a certain exemptive order issued by the Securities and Exchange Commission on August 6, 2002, Investment Company Act Release No. 25693 (the "Order"), the Adviser has been granted the authority, subject to prior approval of the board of trustees of the Fund, to enter into subadvisory agreements with subadvisers, materially amend existing subadvisory agreements, and approve new subadvisory agreements with existing subadvisers in cases where the subadvisory agreement has been terminated as a result of an "assignment," in each case without such subadvisory agreement being approved by the shareholders of the applicable series. The Adviser has used the powers pursuant to said Order, permitting the Adviser to replace Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), as subadviser to the Phoenix-MFS Investors Growth Stock Series (the "Series") with AIM Capital Management, Inc. ("AIM"), with the Series now to be known as the Phoenix-AIM Growth Series.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties do hereby mutually agree to amend the Agreement as follows:

         1. Schedule C of the Agreement is hereby deleted, and replacement Schedule C attached hereto and made a part hereof is hereby substituted in lieu thereof.

         2. All references to Schedule C in section 7 of the Agreement are to attached replacement Schedule C.

         3. Except as herein above modified, all other terms and provisions of the Agreement shall be and remain in full force and effect.

               IN WITNESS WHEREOF, the undersigned have hereunto set their respective hands and seals as of the day and year first above written.

AIM CAPITAL MANAGEMENT, INC.              PHOENIX VARIABLE ADVISORS, INC.

By:  /s/ Benjamin D. Hock, Jr.            By:  /s/ John H. Beers
     ---------------------------               -----------------
     Name:  Benjamin D. Hock, Jr.              Name:  John H. Beers
     Title: Managing Director                  Title:  Vice President

                                   SCHEDULE C
                                   ----------

                          DATED AS OF NOVEMBER 29, 2004

                                 SUBADVISORY FEE

                        Phoenix-AIM Mid-Cap Equity Series
                        ---------------------------------

For services provided to the Fund pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.50% of the average daily net assets of the Series.

The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.


         Phoenix-AIM Growth Series (previously known as Phoenix-MFS Investors
         --------------------------------------------------------------------
Growth Stock Series)
--------------------

For services provided to the Fund pursuant to paragraph 3 hereof, the Adviser will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rates stated below, commencing on November 29, 2004:


                  Rate(s)                     Breakpoint based on average
                  -------                     daily net assets of the Series
                                              ------------------------------

                  0.400%                      for the first $500 million;
                  0.375%                      for the next $400 million;
                  0.350%                      for the next $600 million; and
                  0.250%                      for excess over $1.5 billion

The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of each Series shall be valued as set forth in the then current registration statement of the Fund.

                              SUBADVISORY AGREEMENT

                          THE PHOENIX EDGE SERIES FUND

                                                               September 7, 2001

A I M Capital Management, Inc.
11 Greenway Plaza, 23rd Floor
Houston, Texas 77046

         WHEREAS, the Phoenix Edge Series Fund (the "Fund") is an open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder;

         WHEREAS, the shares of the Fund are offered or may be offered in several series, including the Phoenix-AIM Mid Cap Equity Series (hereafter referred to as the "Series");

         WHEREAS, Phoenix Variable Advisors, Inc. (the "Advisor") represents that it has entered into a Management Agreement dated as of December 19, 1999, with the Fund and amended effective October 29, 2001, with respect to the Series;

         WHEREAS, the Advisor evaluates and recommends series advisors for the Series and is responsible for the day-to-day management of the Series; and

         WHEREAS, the Advisor desires to retain A I M Capital Management, Inc., a corporation organized under the laws of the State of Texas (the "Subadvisor"), to furnish portfolio management services for the Series, and the Subadvisor is willing to furnish such services.

         NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1. Employment as a Subadvisor. The Advisor, being duly authorized, hereby employs the Subadvisor to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The Subadvisor shall, for all purposes herein, be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Advisor, Series or Fund in any way. The services of the Subadvisor hereunder are not to be deemed exclusive; the Subadvisor may render services to others and engage in other activities which do not conflict in any material manner with the Subadvisor's performance hereunder. In addition, it is understood that the persons employed by the Subadvisor to assist in the performance of the Subadvisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict such right.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts its employment as a subadvisor to the Advisor and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

3.       Services of Subadvisor.
         ----------------------

             (a) The Subadvisor shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadvisor shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and the Subadvisor and as set forth in the Fund's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Fund's Agreement and Declaration of Trust; to the investment and other restrictions set forth in the Act, the Securities Act of 1933, as amended, and the diversification requirements of
                   Section 817(h) of the Internal Revenue Code ("IRC"), and the provisions of Subchapter M of the IRC applicable to regulated investment companies, including those which underly variable annuities and the rules and regulations adopted under each such provision, and to the supervision and direction of the Advisor, who in turn is subject to the supervision and direction of the Board of Trustees of the Fund. The Subadvisor shall not, without the Advisor's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies. The Subadvisor will keep the Fund and the Advisor informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

             (b) Subject at all times to the limitations set forth in subparagraph 3(a) above, the Subadvisor shall have full authority at all times with respect to the management of the Series, including, but not limited to, authority to give written or oral instructions to various broker/dealers, banks or other agents; to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; to direct the purchase and sale of any securities; and generally to do and take all action necessary in connection with the Series, or considered desirable by the Subadvisor with respect thereto. The Subadvisor may maintain uninvested cash balances in the Series as it shall deem reasonable without incurring any liability for the payment of interest thereon.

4. Expenses. The Subadvisor shall bear all expenses incurred by it in connection with the performance of its services under this Agreement including, but not limited to the provision of personnel, office facilities and equipment necessary to perform its responsibilities under this Agreement. The Series will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, subadvisory fees (other than subadvisory fees paid pursuant to this Agreement) and administration fees; fees for necessary professional brokerage services; costs relating to local administration of securities; fees for any pricing service, the costs of regulatory compliance; except those compliance costs related to AIM's responsibilities under this Agreement, and pro rata costs associated with maintaining the Fund's legal existence and shareholder relations.

5. Transaction Procedures. The Subadvisor shall, in connection with the purchase and sale of investment orders for the Series, arrange for the transmission either in writing or by confirmed electronic delivery to the Custodian for the Series, or its designated depositories or agents, on a daily basis, such confirmations, trade tickets, and other documents and information including, but not limited to, CUSIP, Sedol, or other numbers that identify cash and/or securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the Custodian to perform its responsibilities with respect to the Series, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company will arrange for the automatic transmission of the confirmation of such trades to the Custodian. The Subadvisor shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

6. Allocation of Brokerage. The Subadvisor is responsible for decisions to buy and sell securities for each Series, broker-dealer selection, and negotiation of brokerage commission rates. It is the Subadvisor's responsibility in selecting a broker to effect a particular transaction to seek to obtain "best execution."

               Consistent with this policy, the Subadvisor, in selecting broker-dealers and negotiating brokerage commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Series on a continuing basis. The Subadvisor shall have discretion to effect investment transactions for each Series through broker-dealers (including, to the extent permissible under applicable law, affiliated broker-dealers) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Series to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction of the Subadvisor's overall responsibilities with respect to such Series and other accounts as to which the Subadvisor exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Subadvisor on behalf of a Series to such broker-dealers shall be in such amounts and proportions as the Subadvisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. In no event, however, will the Series be charged more than the average price per share of the aggregate securities allocated across all participating accounts. The Subadvisor will submit reports on such allocations to the Advisor regularly as requested by the Advisor, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

7. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Advisor, the Advisor is solely responsible for the payment of fees to the Subadvisor.

8. Limitation of Liability. The Subadvisor, its officers, directors and employees shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund or Advisor, provided, however, that such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement; provided further, however, that this provision shall not be construed to waive or limit any rights that the Fund may have under federal or state securities laws.

9. Confidentiality. Subject to the duty of the Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadvisor and the Fund in respect thereof. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Advisor and Subadvisor, the Advisor and Fund will not disclose any list of securities purchased or sold by the Series for a period of 15 days after month end, or any list of securities held by the Series for 90 days after month end in any manner whatsoever except as expressly authorized in this Agreement, and except that the top 10 holdings may be disclosed 15 days after month end. Nothing herein shall relieved the Sub-Adviser of its responsibilities under this Agreement to provide reports or information to the Adviser as requested pursuant to Paragraph 13 below or Schedule A as they may be amended from time to time.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadvisor shall notify the Advisor in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

         A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

         B. It will maintain the records and information required by Rule 31a-1 under the Act related to the Series portfolio transactions, and such other records with respect thereto relating to the services the Subadvisor provides under this Agreement as may be required in the future by applicable SEC rules, and shall retain such information for such times and in such manner as required by applicable rules, including Rule 31a-2 under the Act.

         C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no material violation of its code of ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation as determined by the Subadvisor. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor and related to the Subadvisor's duties to the Series under Rule 17j-l(c)(1) and this subparagraph.

         D. It will use its best efforts to manage the Series so that the Fund will qualify as a regulated investment company under Subchapter M of the IRC and will satisfy the diversification requirements of Section 817(h) of the IRC.

         E. It will furnish the Advisor a copy of its Form ADV as filed with the Securities and Exchange Commission.

         F. It will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Series.

         G. Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the

         Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

         H. It will provide monthly compliance reports in such form and pertaining to such matters as the parties shall mutually agree.

         I. It will promptly notify the Advisor of any material breach of the Series' investment objective or investment policies and restrictions as set forth in the Registration Statement of the Fund.

12. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

         A. It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

         B.   It is registered as an "investment adviser" under the Advisers
         Act.

         C. It will deliver to the Subadvisor true and complete copies of the Prospectus, Statement of Additional Information, and such other documents or instruments governing the investments and investment policies and practices of the Series prior to the commencement of the Subadvisor's services, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such Fund Documents before they become effective. Any amendments or supplements will not be deemed effective with respect to the Subadvisor until the Subadvisor's receipt thereof.

         D. It will deliver to the Subadviser any limitations imposed upon the Fund as a result of relevant diversification requirements under the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended.

         E. It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

13. Obligations of Advisor. The Advisor agrees to provide or complete, as the case may be, the following prior to the commencement of the Subadvisor's investment advisory services as specified under this
         Agreement:

         (i) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Series;

         (ii) A list of restricted securities for the Series (including CUSIP, Sedol or other appropriate security identification); and

         (iii)    A copy of the Series current compliance procedures.

         Furthermore, the Advisor agrees to use its best efforts to establish futures and give-up agreements with the list of brokers provided to the Advisor by the Subadvisor in writing. The Advisor also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

14. Reports. The Subadvisor shall provide the Advisor such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections during normal business hours, and by the Fund or to the Advisor as agent of the Fund, and promptly upon request surrendered to either, copies of which may be retained by the Subadvisor. The Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

15. Proxies. Unless the Advisor or the Fund gives the Subadvisor written instructions to the contrary, the Subadvisor shall use its good faith judgment in a manner which it reasonably believes best serves the interests of each Series' shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of each Series may be invested. Subadvisor agrees to provide the Advisor with quarterly proxy voting reports in such form as the Advisor may request from time to time.

16. Recordkeeping. The Subadviser will assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Series for which the record keeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Subadvisor will not bear responsibility for the determination of value of any such securities or other assets. Furthermore, it is understood that the Subadvisor is not responsible for the provision of administrative, accounting or record keeping services to the Series or Fund other than as specifically set forth in this Agreement.

17. Amendment. This Agreement and the Schedules attached hereto may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

18. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until November 30, 2002, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

19. Notices. Except as otherwise provided in this Agreement, all notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by confirmed facsimile or by pre-paid first class letter post or overnight courier to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.


         If to the Advisor:                  PHOENIX VARIABLE ADVISORS, INC.
                                             One American Row
                                             Hartford, Connecticut
                                             Attention: Doreen Bonner

         If to the Subadvisor:               A I M Capital Management, Inc.
                                             11 Greenway Plaza, Suite 100
                                             Houston, Texas 77046
                                             Attention: Timothy Yang, Esq.
                                             cc:   Amy Criswell (Investments)

20. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, by the Subadvisor, the Board of Trustees of the Fund or the vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days' written notice to the other party. Notwithstanding such termination, any liability of any party to any other party under this Agreement shall survive and remain in full force and effect with respect to any claim or matter on which any party has given written notice to any other party prior to termination until such liability has been finally settled.

21. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Connecticut.

22. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

23. Miscellaneous. The Advisor may conduct due diligence visits as frequently as on a quarterly basis at such times as are mutually agreeable between the parties.

                                           PHOENIX VARIABLE ADVISORS, INC.

                                           By:  /s/John H. Beers
                                               ---------------------------------
                                                   Title: John H. Beers,
                                                   Vice President/Secretary

ACCEPTED:

A I M CAPITAL MANAGEMENT, INC.

By: /s/ Ronald Stein
    --------------------------------
    Title: Ronald Stein
           Senior Vice President
           Director of Equity Trading

SCHEDULES:        A.  Subadvisor Functions
                  B.  Operational Procedures
                  C.  Fee Schedule

                                   SCHEDULE A
                                   ----------

                              SUBADVISOR FUNCTIONS

         With respect to managing the investment and reinvestment of the Series assets, the Subadvisor shall provide, at its own expense:

         (a) An investment program, and the implementation of such investment program, for the Series consistent with the Fund's Registration Statement as most recently provided to the Subadvisor (the Registration Statement which is subject to the overall direction and control of the Board of Trustees and Advisor).

         (b) Annual reports, in form and substance acceptable to the Advisor and Subadvisor, with respect to foreign custody as governed by Rule 17f-7 under the Act.

         (c) Quarterly reports, in form and substance acceptable to the Advisor and Subadvisor, with respect to: i) compliance with the Subadvisor's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) cross transactions conducted pursuant to Rule 17a-7 under the Act; vi) proxy voting reports; vii) any and all other reports reasonably requested related to the Subadvisor's services; and, viii) the implementation of the Series investment program, including, without limitation, analysis of Series performance; and any other reports which may be required from time to time.

         (d) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as agreed to by the Advisor and Subadvisor.

         (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties as agreed to by the Advisor and Subadvisor.

         (f) This Schedule A is subject to amendment from time to time to require additional reports as contemplated by Paragraph 13 of this Agreement.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank Custodian (the "Custodian"), the custodian for the Fund.

The Subadvisor will use its best efforts to furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 7 p.m. (Eastern Standard time) on the day of the trade. The deadline for semi-annual and annual financial reporting days is 5 p.m. The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

         1.       Purchase or sale;
         2.       Security name;
         3.       Security identifier (if applicable);
         4.       Number of shares and sales price per share;
         5.       Executing broker;
         6. Settlement instructions for foreign trades; clearing and executing broker for domestic trades;
         7.       Trade date;
         8.       Settlement date;
         9.       Aggregate commission or if a net trade;
         10.      Interest purchased or sold from interest bearing security;
         11.      Other fees;
         12.      Net proceeds of the transaction;
         13. Currency for foreign trades and ticker symbol for domestic trades; Exchange where trade was executed; and
         14.      Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian and sub-accounting agent will supply the Subadvisor daily with a cash availability report which shall include cash detail and pending trades. This will normally be done by confirmed facsimile or confirmed electronic transmission so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

         For services provided to the Fund pursuant to paragraph 3 hereof, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.50% of the average daily net assets of the Series.

         The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.